Exhibit 99.1

Execution Version

CHARTER COMMUNICATIONS, INC.

9,250,000 Shares of Class A Common Stock

UNDERWRITING AGREEMENT

Dated March 7, 2013

March 7, 2013
Goldman, Sachs & Co.
200 West Street
New York NY 10282

Ladies and Gentlemen:
Certain stockholders of Charter Communications, Inc., a Delaware corporation (the “Company”), named in Schedule I hereto (the “Selling Stockholders”) severally and not jointly propose, subject to the terms and conditions stated herein, to sell to the underwriter named in Schedule II hereto (the “Underwriter”) an aggregate of 9,250,000 shares (the “Shares”) of Class A common stock, par value $0.001 per share, of the Company (the “Common Stock”), each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule I hereto.
The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement on Form S-3 (File No. 333-170530), as amended, including a prospectus (the “Base Prospectus”). The Company has also filed, or proposes to file, with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement relating to the Shares (the “Prospectus Supplement”). Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Prospectus” means the Base Prospectus as supplemented by the Prospectus Supplement in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with the confirmation of sales of the Shares and the term “Preliminary Prospectus” means the preliminary prospectus supplement dated March 7, 2013 specifically relating to the Shares together with the Base Prospectus. Any reference in this Agreement to the Registration Statement, the Base Prospectus, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Base Prospectus, Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein.
At or prior to the time when sales of the Shares were first made on March 7, 2013 at 6:30

p.m. (the “Time of Sale”), the following information shall have been prepared (collectively, the “Time of Sale Information”): the Preliminary Prospectus, each “free writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex A hereto, if any, and the information set forth on Annex B as constituting part of the Time of Sale Information.
This Agreement and the related agreements and instruments to which the Company or any of its subsidiaries is a signatory are referred to herein as the “Transaction Documents.”
1.Representations and Warranties:

A.     Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:
(a)No order preventing or suspending the use of the Preliminary Prospectus has been issued by the Commission, and the Preliminary Prospectus, as of its date, the Time of Sale Information, at the Time of Sale and at the Time of Delivery, and the Prospectus, as of its date and at the Time of Delivery, and any amendments or supplements thereto do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter or the Selling Stockholders furnished in writing to the Company by the Underwriter or by a Selling Stockholder expressly for use in the Preliminary Prospectus, the Time of Sale Information or the Prospectus. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom;

(b)The Company (including its agents and representatives, other than the Underwriter in its capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the documents listed on Annex A hereto, which constitute part of the Time of Sale Information, and (v) any electronic road show or other written communications, in each case approved in writing in advance by the Underwriter. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Time of Sale Information, did not, and at the Time of Delivery will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Underwriter or Selling Stockholder furnished to the Company in writing by the Underwriter or by a Selling Stockholder expressly for use in any Issuer Free Writing Prospectus;

(c)The Registration Statement is an “automatic shelf registration statement” as de-

fined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company or any of its affiliates. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Time of Delivery, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company make no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter or Selling Stockholders furnished to the Company in writing by the Underwriter or by a Selling Stockholder expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto;

(d)(i) At the original effectiveness of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act, and (iv) as of the Time of Sale, the Company was and is a “well-known seasoned issuer” (as defined in Rule 405);

(e)The Company has not sustained since the date of the latest audited financial statements included in each of the Registration Statement, the Time of Sale Information and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus; and, since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Information and the Prospectus, there has not been any change in the capital stock, limited liability company interests or partnership interests, as the case may be, or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, members' or stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus;

(f)The Company has good and marketable title to all real property and good and valid title to all personal property owned by it or reflected as owned by it in the financial statements included in each of the Registration Statement, the Time of Sale Information and the Prospectus, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Registration Statement, the Time of Sale Information and the Prospectus or except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

(g)The Company has been duly incorporated and is validly existing as a corporation, under the laws of the State of Delaware and has been duly qualified as a foreign corporation, for the transaction of business in and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; and is not subject to liability or disability by reason of the failure to be so qualified in any such jurisdiction, except such as would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, members' or stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”); each of the Company's subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, in each case except such as would, individually or in the aggregate, not result in a Material Adverse Effect;

(h)All the outstanding ownership interests of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all the outstanding capital stock, limited liability company interests or partnership interests, as the case may be, of each “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each a “Significant Subsidiary”) have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise set forth in the Time of Sale Information and the Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(i)The Company has registered the Shares in the name of Cede & Co. or another nominee designated by the Depository Trust Company, in each case in its share registry in accordance with its certificate of incorporation, by-laws and applicable law;

(j)This Agreement has been duly authorized and executed by the Company;

(k)The Company has all necessary corporate power and authority to execute and deliver this Agreement, and to perform all of its obligations hereunder;

(l)The Company has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

(m)The Company has an authorized capitalization as set forth in each of the Time of Sale Information and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description of the capital stock contained in each of the Time of Sale Information and Prospectus; and all of the issued shares of capital stock, limited liability company interests or partnership interests, as the case may be, of each Significant Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non−assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as otherwise set forth in the Time of Sale information and the Prospectus). None of the outstanding shares of Common Stock, including the Shares to be purchased by the Underwriter from the Sell-

ing Stockholders, were issued in violation of the preemptive or other similar rights of any securityholder of the Company;

(n)The Common Stock is listed on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CHTR.” If required, the Company has notified NASDAQ of its intention to list the Shares on such market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on NASDAQ, nor has the Company received any notification that the Commission is contemplating terminating such registration or that NASDAQ is contemplating terminating such listing;

(o)The documents or sections of documents incorporated by reference into each of the Registration Statement, the Time of Sale Information and the Prospectus complied as of the Time of Sale, in all material respects with all applicable requirements of the Securities Act and the Exchange Act and when read together with the Time of Sale Information and the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(p)Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or which, individually or in the aggregate, would have reasonably been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares;

(q)The sale of the Shares and the compliance by the Company with all provisions of each of the Transaction Documents, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, including, without limitation, the Communications Act of 1934, as amended, the Cable Communications Policy Act of 1984, as amended, the Cable Television Consumer Protection and Competition Act of 1992, as amended, and the Telecommunications Act of 1996 (collectively, the “Cable Acts”) or any order, rule or regulation of the Federal Communications Commission (the “FCC”), except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, have a Material Adverse Effect and would not have the effect of preventing the Company from performing any of its obligations under this Agreement or any of the other Transaction Documents to which it is, or is to be, a party; nor will such action result in any violation of the certificate of incorporation or bylaws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required, including, without limitation, under the Cable Acts or any order, rule or regulation of the FCC, for the offer and sale of the Shares or the consummation by the Company of the transactions contemplated in this paragraph (q), except (i) such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained and (ii) such as may be required under state or foreign securities laws in connection with the purchase and resale of the Shares by the Underwriter;

(r)The Company is not and none of its subsidiaries are (i) in violation of its certificate of incorporation, bylaws, certificate of formation, limited liability company agreement, partnership agreement or other organizational document, as the case may be, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease, license, permit or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or (iii) in violation of the terms of any franchise agreement, or any law, statute, rule or regulation or any judgment, decree or order, in any such case, of any court or governmental or regulatory agency or other body having jurisdiction over the Company or any of its subsidiaries or any of its properties or assets, including, without limitation, the Cable Acts or any order, rule or regulation of the FCC, except, in the case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have a Material Adverse Effect;

(s)The statements set forth in each of the Time of Sale Information and the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption “Underwriting” and “Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders” insofar as they purport to describe the provisions of the laws, documents and arrangements referred to therein, are accurate in all material respects;

(t)Other than as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal or governmental proceedings pending (including, without limitation, by the FCC or any franchising authority) to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely with respect to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and, to the best knowledge of the Company and, except as disclosed in the Time of Sale Information and the Prospectus, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(u)Each of the Company and its subsidiaries carries insurance (including, without limitation, self-insurance) in such amounts and covering such risks as in the reasonable determination of the Company is adequate for the conduct of its business and the value of its properties;

(v)Except as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus, there is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of its subsidiaries which is pending or, to the best knowledge of the Company, threatened which would, individually or in the aggregate, have a Material Adverse Effect;

(w)The Company is not, and after giving effect to the offering and sale of the Shares will be, an “investment company” or any entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(x)The consolidated financial statements (including the notes thereto), contained in or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the respective consolidated financial positions, results of operations and cash flows of the entities to which they relate at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally ac-

cepted accounting principles (“GAAP”) applied on a consistent basis (except as otherwise noted therein). The selected historical financial data contained in or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto;

(y)KPMG LLP, who has certified the annual financial statements included or incorporated by reference in the Time of Sale Information and the Prospectus, is a firm of independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder and the rules and regulations of the Public Company Accounting Oversight Board, based upon representations by such firm to the Company;

(z)To the best knowledge of the Company, the financial information related to Bresnan Broadband Holdings, LLC and its subsidiaries (collectively, “Bresnan”) included in each of the Registration Statement, Time of Sale Information and the Prospectus under the caption “Summary - Recent Developments” is accurate in all material respects and is derived from financial statements prepared in accordance with GAAP.

(aa)The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate licenses, trademarks, service marks, trade names and copyrights (collectively, “Intellectual Property”) necessary to conduct the business now or proposed to be operated by each of them as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to own, possess or have the ability to acquire any Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; and none of the Company or its subsidiaries has received any notice of infringement of or conflict with (or actually knows of any such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property which, if any such assertion of infringement or conflict were sustained would, individually or in the aggregate, have a Material Adverse Effect;

(bb)    Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, the Company and its subsidiaries have obtained all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations of and from, and have made all declarations and filings with, all governmental and regulatory authorities (including, without limitation, the FCC), all requirements under the Cable Acts (including those that may be required on behalf of the Selling Stockholders), and all self-regulatory organizations and all courts and other tribunals legally necessary to own, lease, license and use their respective properties and assets and to conduct their respective businesses in the manner described in the Time of Sale Information and the Prospectus, except to the extent that the failure to so obtain, declare or file would not, individually or in the aggregate, have a Material Adverse Effect;

(cc)    The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns required to be filed as of the date hereof and have paid all taxes required to be paid by them, except where the failure to so file such returns or so pay such taxes would not, individually or in the aggregate, have a Material Adverse Effect; and there is no tax deficiency that has been asserted against the Company or any of the Company's subsidiaries (other than those for which the amount or validity thereof are currently being challenged in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant entity) that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(dd)    Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto;

(ee)    Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus: (i) each of the franchises held by, or necessary for any operations of, the Company and its subsidiaries that are material to the Company and its subsidiaries, taken as a whole, is in full force and effect, with no material restrictions or qualifications; (ii) to the best knowledge of the Company, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any such franchises, assuming the filing of timely renewal applications and the timely payment of all applicable filing and regulatory fees to the applicable franchising authority, or which would be reasonably likely to result, individually or in the aggregate, in any other material impairment of the rights of the Company and the Company's subsidiaries in such franchises; and (iii) the Company has no reason to believe that any franchise that is material to the operation of the Company and its subsidiaries will not be renewed;

(ff)    Each of the programming agreements entered into by, or necessary for any operations of, the Company or its subsidiaries that are material to the Company and its subsidiaries, taken as a whole, is in full force and effect (or in any case where the Company or its subsidiaries and any suppliers of content are operating in the absence of an agreement, such content providers and the Company and its subsidiaries provide and receive service in accordance with terms that have been agreed to or consistently acknowledged or accepted by both parties, including, without limitation, situations in which providers or suppliers of content accept regular payment for the provision of such content); and to the best knowledge of the Company, no event has occurred (or with notice of lapse of time or both would occur) which would be reasonably likely to result in the early termination or non-renewal of any such programming agreements and which would, individually or in the aggregate, result in a Material Adverse Effect;

(gg)    The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contami-

nants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except, for purposes of clauses (i) through (iii) above, where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect;

(hh)    None of the Company or any of its subsidiaries and, to the best knowledge of the Company, no director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries or parent entities has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

(ii)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

(jj)    None of the Company or any of its subsidiaries and, to the knowledge of the Company, no director, officer, agent, employee or affiliate of the Company or any of its subsidiaries or parent entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(kk)    The Company maintains a system of disclosure controls and procedures to ensure that material information relating to the Company and its subsidiaries is made known to it by others within those entities, particularly during the period in which the periodic reports are being prepared;

(ll)    There is, and has been, no failure on the part of the Company or its subsidiaries, or any of their directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications;

(mm)    The statistical and market-related data included in the Time of Sale Information and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate; and

(nn)    Each of the material relationships and transactions specified in Item 404 of Regulation S‑K have been so described in each of the Registration Statement, the Time of Sale Information and the Prospectus (exclusive of any amendment or supplement thereto).

B.    Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, the Underwriter that:
(a)    This Agreement has been duly authorized, executed and delivered by such Selling Stockholder;
(b)    The delivery and sale of the Shares and the compliance by the Selling Stockholders with all provisions of each of the Transaction Documents, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease, license, franchise agreement, permit or other agreement or instrument to which such Selling Stockholder or any of its subsidiaries is a party or by which such Selling Stockholder is bound or to which any of its properties or assets is subject, nor will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or any of its properties, except where such conflicts, breaches, violations or defaults would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement or perform any of its respective obligations under this Agreement or any of the other Transaction Documents to which it is, or is to be, a party; nor will such action result in any violation of the provisions of the constituent documents of such Selling Stockholder if such Selling Stockholder is a corporation or other entity; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required, for the consummation by such Selling Stockholder of the transactions contemplated by this Agreement and the performance by such Selling Stockholder of its obligations under this Agreement except (A) as may be required under the Cable Acts or any order, rule or regulation of the FCC, (B) such as may be required by the Securities Act, the Exchange Act and the securities or blue sky laws of the various states and (C) such others as have been obtained or made in connection with the offer and sale of the Shares;
(c)    Such Selling Stockholder has, and as of the Time of Delivery will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Shares to be sold by such Selling Stockholder, and as of the Time of Delivery such Shares will be free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares;

(d)    Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriter (assuming that neither DTC nor the Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares (within the meaning of Section 8-303 of the UCC), (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim” (within the meaning of Section 8-102 of the UCC), to such Shares may be asserted against the Underwriter with respect to such security entitlement; for pur-

poses of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (w) the Underwriter is purchasing such Shares without notice of any adverse claim, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case in the Company's share registry in accordance with its certificate of incorporation, by-laws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC;

(e)    Such Selling Stockholder is not prompted by any information concerning the Company or its subsidiaries which is not set forth in the Time of Sale Information to sell its Shares pursuant to this Agreement;

(f)    (i) The Registration Statement, when it became effective, did not contain, and as amended or supplemented, if applicable, as of the Time of Delivery, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) as of the Time of Delivery, the Time of Sale Information did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) the Prospectus, as of its date, does not contain and, as amended or supplemented, if applicable, as of the Time of Delivery, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this paragraph are limited to statements or omissions made in reliance upon and in conformity with information relating to such Selling Stockholder furnished to the company in writing by such Selling Stockholder expressly for use in the Registration Statement, the Time of Sale Information, the Prospectus or any amendments or supplements thereto;

(g)    Prior to the date hereof, such Selling Stockholder has not taken any action which is designed to or which has constituted or which, individually or in the aggregate, would have reasonably been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares;

(h)    Such Selling Stockholder will not use any of the proceeds received by it from the sale of the Shares pursuant to this Agreement to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by OFAC (other than as permitted under such economic sanction); and

(i)    Except for the free writing prospectuses, if any, identified in Annex A hereto, and electronic road shows, if any, each furnished to the Underwriter before first use, such Selling Stockholder, including such Selling Stockholder's agents and representatives, has not prepared, used or referred to, and will not, without the Underwriter's prior written consent, prepare, use or refer to, any “free writing prospectus” (as defined in Rule 405) and has not distributed any written materials in connection with the offer or sale of the Shares.

2.Purchase and Sale of Shares. Subject to the terms and conditions herein set forth, each Selling Stockholder, severally and not jointly, agrees to sell to the Underwriter, and the Underwriter agrees to purchase from such Selling Stockholder at a purchase price of $89.468 per share, the number of Shares to be sold by such Selling Stockholder as set forth on Schedule I.

3.Representations, Warranties and Covenants of the Underwriter. Upon the authorization by you of the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus.

4.Delivery and Payment.

(a)The Shares to be purchased by the Underwriter hereunder will be delivered to the Underwriter through the facilities of DTC or its designated custodian for the account of the Underwriter, against payment by the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Selling Stockholders to the Underwriter at least 48 hours in advance. The time and date of such delivery and payment shall be 9:30 a.m., New York time, on March 12, 2013 or such other time and date as the Underwriter, the Company and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Shares is herein called the “Time of Delivery”.

(b)The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof will be delivered at such time and date at the offices of Latham & Watkins, LLP, 885 Third Avenue, New York, New York 10022 or such other location as the parties mutually agree (the “Closing Location”), and the Shares will be delivered to DTC, all at the Time of Delivery. A meeting will be held at the Closing Location at 6:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5.Agreements of the Company. The Company agrees with the Underwriter:

(a)That the Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act, and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriter in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Underwriter may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Time of Delivery;

(b)That before finalizing the Prospectus or making or distributing any amendment or supplement to any of the Registration Statement, Time of Sale Information or the Prospectus or filing with the Commission any document that will be incorporated by reference therein, the Company will furnish to the Underwriter and counsel for the Underwriter a copy of the proposed Prospectus or such amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed Prospectus, amendment or supplement or file any such document with the Commission to which the Underwriter reasonably objects;

(c)That before making, preparing, using, authorizing, approving or referring to any

Issuer Free Writing Prospectus, the Company will furnish to the Underwriter and counsel for the Underwriter a copy of such Issuer Free Writing Prospectus for review and will not make, prepare, use, authorize, approve or refer to any such Issuer Free Writing Prospectus to which the Underwriter reasonably objects;

(d)That the Company shall promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(e)The Company will deliver, without charge, to the Underwriter, during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Underwriter may reasonably request and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' reports in the Prospectus, and any amendment or supplement containing amendments to the financial statements covered by such reports, signed by the accountants, and additional copies thereof in, such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of the Prospectus Delivery Period, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Prospectus, to notify you and upon your request to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriter a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by the Underwriter or dealer;

(f)That if at any time during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information or Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement any of the Time of Sale Information or Prospectus to comply with law, the Company will immediately notify the Underwriter thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Underwriter such amendments or supplements to any of the Time of Sale Information or Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information or Prospectus as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information or Prospectus will comply with law;

(g)That during the period beginning from the date hereof and continuing until the date 30 days after the Time of Delivery, not to, and not permit any of their respective subsidiaries or anyone authorized to act on behalf of the Company or its controlled affiliates, to, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge, hypothecate or otherwise dispose of, grant any option to purchase, directly or indirectly, or establish or increase a “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of the Exchange Act or engage in any hedging or derivative transaction the value of which is derived from, or with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any similar securities, or  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or agree, or publicly announce the intention, to do any of the foregoing. The foregoing sentence shall not apply to (i) the Shares to be sold hereunder, (ii) any Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (iii) any Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus and (iv) any Common Stock or derivative security to be sold by any Selling Stockholder or any affiliate thereof whether pursuant to that certain Registration Rights Agreement dated November 30, 2009, as amended (the “Registration Rights Agreement”) or otherwise other than any such sale prohibited by this Agreement;

(h)That the Company will advise the Underwriter promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof;

(i)That the Company will make generally available to security holders and the Underwriter as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement;

(j)That the Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act;

(k)Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an “open-end investment company,” “unit investment trust,” “closed-end investment company” or “face-amount certificate company” that is or is required to be registered under Section 8 of the Investment Company Act;

(l)To use the net proceeds received from the sale, if any, of the Shares pursuant to this Agreement in the manner specified in each of the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Use of Proceeds” therein;

(m)Except as otherwise permitted by Regulation M under the Exchange Act, neither the Company nor any of its affiliates, which the Company controls, will take, directly or indirectly, any action designed to or which has constituted or which would reasonably be expected to cause or result in, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

(n)The Company will use its best commercial efforts to effect and maintain the listing of the Shares on NASDAQ.

6.Agreement to Pay Certain Fees.

(a)The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the sale of the Shares and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Preliminary Prospectus, any other Time of Sale Information, any Issuer Free Writing Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of producing and distributing the Blue Sky and Legal Investment Memoranda; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(d) hereof, including, without limitation, the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) the cost of preparing any certificates for the Shares; (v) all expenses and fees incurred in connection with the book-entry transfer of the Shares by DTC; (vi) the cost of any filings required by FINRA; (vii) any fees and expenses related to listing the Shares on NASDAQ; (viii) fees, charges and disbursements of counsel to the Selling Stockholders, including, for the avoidance of doubt, any expenses of counsel to the Selling Stockholders in connection with the filing or amendment of any Registration Statement, Prospectus or Free Writing Prospectus; (ix) fees, charges and disbursements of the Company's independent public accountants, including in connection with the delivery of customary “comfort letters” and (x) all other costs and expenses incident to the performance of its and the Selling Stockholders' obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that, except as provided in this Section 6 and Sections 9 and 11 hereof, the Underwriter will pay all its own costs and expenses, including, without limitation, the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

(b)If (i) this Agreement is terminated pursuant to Section 11, (ii) the Selling Stockholders for any reason fail to tender the Shares for delivery to the Underwriter or (iii) the

Underwriter declines to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriter in connection with this Agreement and the offering contemplated hereby.

(c)The Selling Stockholders will pay or cause to be paid all Selling Expenses. “Selling Expenses” means the underwriting fees, discounts, selling commissions and stock transfer taxes (to the extent not rebated) applicable to all Shares sold hereunder and legal expenses not included within Section 6(a)(viii) above.

(d) The Underwriter agrees to pay New York State stock transfer tax, and the Selling Stockholders agree to reimburse the Underwriter for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated.

7.Certain Other Agreements. (a) The Underwriter agrees that it has not and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by the Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex A or prepared pursuant to Section 1(b) or Section 5 above (including any electronic road show), or (iii) any free writing prospectus prepared by the Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)    The Company and each Selling Stockholder acknowledge and agree that the Underwriter is acting solely in the capacity of an arm's length contractual counterparty to the Company and the Selling Stockholders with respect to the offering of the Shares contemplated hereby (including in connection with determining the terms of the offering) and not as financial advisors or fiduciaries to, or agents of, the Company, the Selling Stockholders or any other person. Additionally, the Underwriter is not advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriter shall not have any responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by the Underwriter of the Company or the Selling Stockholders and the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Company, the Selling Stockholders or any other person.
(c)     Each Selling Stockholder shall deliver to the Underwriter prior to the Time of Delivery a properly completed and executed United States Treasury Department Form W−8 (if the Selling Stockholder is a non-United States person) or Form W−9 (if the Selling Stockholder is a United States person).
(d)     During the Prospectus Delivery Period, each Selling Stockholder will advise the Company and the Underwriter promptly in writing, of any change in information in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Time of Sale Information or any amendment or supplement thereto relating to such Selling Stockholder.

(e)     Each of the Selling Stockholders agrees that during the period beginning from the date hereof and continuing until the date that is 30 days after the Time of Delivery, not to and not to permit any of their respective affiliates (not including the Company and its subsidiaries), or anyone authorized to act on behalf of such Selling Stockholder or its affiliates, to, without the prior written consent of the Underwriter,  offer, sell, contract to sell, pledge, hypothecate or otherwise dispose of, grant any option to purchase, directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a “put equivalent position” or liquidate or decrease a “call equivalent position” within the meaning of the Exchange Act or engage in any hedging or derivative transaction the value of which is derived from, or with respect, to any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any similar securities, or  enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or agree, or publicly announce the intention, to do any of the foregoing. Notwithstanding the foregoing sentence, the Selling Stockholders may transfer Common Stock (i) to the Underwriter pursuant to this Agreement; (ii) as a bona fide gift or gifts; provided that the donee or donees thereof agree in writing to be bound by the restrictions set forth in this paragraph (e); (iii) to any trust for the direct or indirect benefit of the Selling Stockholder or the immediate family of the Selling Stockholder; provided that the trustee of the trust agrees in writing to be bound by the restrictions set forth in this paragraph (e); and provided further that any such transfer does not involve a disposition for value; and (iv) to any wholly−owned subsidiary or any direct or indirect parent of the Selling Stockholder; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such Common Stock subject to the provisions of this paragraph (e) and there shall be no further transfer of such Common Stock except in accordance with this paragraph (e); and provided further that any such transfer does not involve a disposition for value; provided, however, that the Selling Stockholders and their affiliates may sell up to 2,500,000 Shares of Common Stock as set forth on Schedule III hereto whether pursuant to the exercise of any rights under the Registration Rights Agreement, or otherwise, including through the exercise of rights with respect to any security convertible into or exercisable or exchangeable for Common Stock. In addition, except as otherwise provided in this paragraph (e), each Selling Stockholder agrees that, without the prior written consent of the Underwriter it will not, during the period commencing on the date hereof and ending 30 days after the Time of Delivery, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The Selling Stockholders also agree and consent to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Shares during the period referred to in this paragraph (e) except in compliance with the foregoing restrictions.
8.Conditions to the Obligations of the Underwriter. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Stockholders herein are, at and as of the date hereof and the Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)The Underwriter shall have received from Latham & Watkins, LLP, counsel for the Underwriter, such opinion or opinions, dated the Time of Delivery and addressed to the Underwriter, with respect to the issuance and sale of the Shares and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(b)Kirkland & Ellis LLP, counsel for the Company, shall have furnished to you their written opinions, dated the Time of Delivery, substantially in the form of Annex C hereto.

(c)Davis Wright Tremaine LLP, special regulatory counsel to the Company, shall have furnished to you their written opinion, dated the Time of Delivery, substantially in the form of Annex D hereto.

(d)Wachtell, Lipton, Rosen & Katz, counsel to AP Charter Holdings (Sub II), LLC, Red Bird, L.P., Blue Bird, L.P., Green Bird, L.P. and Permal Apollo Value Investment Fund, Ltd. (collectively, the “Apollo Selling Stockholders”), shall have furnished to you their written opinion with respect to the Apollo Selling Stockholders, dated the Time of Delivery, substantially in the form of Annex E hereto.

(e)Walkers, counsel to Red Bird, L.P., Blue Bird, L.P. and Green Bird, L.P., each a Cayman Islands entity (collectively, the “Cayman Island Selling Stockholders”), and Permal Apollo Value Investment Fund, Ltd., a British Virgin Islands entity (the “BVI Selling Stockholder”), shall have furnished to you their written opinions with respect to the Cayman Island Selling Stockholders and the BVI Selling Stockholder, each dated the Time of Delivery, substantially in the form of Annexes F and G hereto, respectively.

(f)Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to Oaktree Opportunities Investments, L.P. (the “Oaktree Selling Stockholder”), shall have furnished to you their written opinion with respect to the Oaktree Selling Stockholder, dated the Time of Delivery, in form and substance satisfactory to you.

(g)At the Time of Delivery, the Shares shall have been approved for listing on NASDAQ.

(h)On the date of the Time of Sale Information and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you.

(i)(i) None of the Company or any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Time of Sale Information and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus, and (ii) since the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Information and the Prospectus (for clarification purposes, this excludes any amendment or supplement to the each of the Registration Statement, the Time of Sale Information and the Prospectus on or after the date of this Agreement) there shall not have been any change in the capital stock, limited liability company interests, partnership interests or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' or members' equity, or results of operations of the Company or any of its subsidiaries, otherwise than as set forth or contemplated in each of the Registration Statement, the Time of Sale Information and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the sale or delivery of the Shares on the terms and in the manner contemplated in this Agreement and in the Time of Sale Information and the Prospectus.

(j)Subsequent to the earlier of the Time of Sale and the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Company or any debt securities or preferred stock issued or guaranteed by the Company by any “nationally recognized statistical rating organization” as such term is defined in Section 3(a)(62) of the Exchange Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Company or of any debt securities or preferred stock issued or guaranteed by the Company (other than an announcement with positive implications of a possible upgrading).

(k)The Shares shall be eligible for clearance and settlement through DTC.

(l)At the Time of Delivery, the Underwriter shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company, dated as of the Time of Delivery, certifying as to the matters set forth in subsections (g) and (h) of this Section 8, and further to the effect that:

(i)the representations, warranties and covenants of the Company set forth herein were true and correct as of the date hereof and are true and correct as of the Time of Delivery with the same force and effect as though expressly made on and as of the Time of Delivery;

(ii)the Registration Statement has become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement is in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act is pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus has been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information have been complied with; and

(iii)the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Delivery.

(m)At the Time of Delivery, the Underwriter shall have received a written certificate executed by a senior officer of each Selling Stockholder, dated as of the Time of Delivery, certifying to:

(i)the representations, warranties and covenants of such Selling Stockholder set forth herein were true and correct as of the date hereof and are true and correct as of the Time of Delivery with the same force and effect as though expressly made on and as of the Time of Delivery; and

(ii)such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Time of Delivery.

(n)The Underwriter shall have received a Form W-9 or Form W-8, as applicable, from each Selling Stockholder.

(o)The Registration Statement shall have become effective under the Securities Act and no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Underwriter.

(p)On or before the Time of Delivery, the Underwriter and counsel for the Underwriter shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the offer and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

9.Indemnification and Contribution.

(a)Indemnification of the Underwriter. The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, agents, employees, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter or by a Selling Stockholder expressly for use therein.

(b)Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless the Underwriter, its affiliates, agents, employees, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities, (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus (or any such amendment or supplement thereto) in reliance upon and in conformity with written information furnished by such Selling Stockholder expressly for use therein; and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus (or any such amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriter or by a Selling Stockholder expressly for use therein. The liability of each Selling Stockholder under the indemnity agreement contained in this paragraph shall be several and not joint and limited to an amount equal to the aggregate public offering price of the Shares sold by such Selling Stockholder under this Agreement after deducting underwriting commissions (but before taxes and expenses which may be payable by such Selling Stockholder).

(c)Indemnification of the Company and the Selling Stockholders. The Underwriter agrees to indemnify and hold harmless each of the Company, the Selling Stockholders, each of their respective affiliates, officers, directors, employees, members, managers and agents, and each person, if any, who controls the Company or the Selling Stockholders, as applicable, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus, any of the other Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: in the Preliminary Prospectus and the Prospectus the third sentence of the third paragraph and the first through fourth sentences of the fourth paragraph under the heading “Underwriting.”

(d)Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a), (b) or (c) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a), (b) or (c) of this Section
9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a), (b) or (c) of this Section

9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person of the commencement thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it which if raised in a proceeding involving both parties would be inappropriate under applicable legal or ethical standards due to actual or potential differing interests between it and the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate under applicable legal or ethical standards due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriter, its affiliates, officers, directors, employees and any control persons of the Underwriter shall be designated in writing by the Underwriter and any such separate firm for the Company or any Selling Stockholder and any of their respective affiliates, officers, directors, employees, members, managers and agents and any control persons of the Company, shall be designated in writing by the Company or such Selling Stockholder, as applicable. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, not subject to further appeal, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability provided for in such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person (which shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of such Indemnified Person.

(e)Contribution. If the indemnification provided for in paragraphs (a), (b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and each Selling Stockholder from the sale of the Shares and the total discounts and commissions received by the Underwriter in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Shares. The relative fault of the Company or the Selling Stockholders, on the one hand, and the Underwriter, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or by the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The liability of each Selling Stockholder under the contribution agreement contained in this paragraph shall be several and not joint and limited to an amount equal to the aggregate public offering price of the Shares sold by such Selling Stockholder under this Agreement after deducting underwriting commissions (but before taxes and expenses which may be payable by such Selling Stockholder).

(f)Limitation on Liability. The Company, the Selling Stockholders and the Underwriter each agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total discounts and commissions received by the Underwriter with respect to the offering of the Shares exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(g)Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

10.Representations and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter and Selling Stockholders, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by the Underwriter or Selling Stockholder or any controlling person of the Underwriter or Selling Stockholder, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

11.Termination. This Agreement may be terminated in the absolute discretion of the Underwriter, by notice to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and on or prior to the Time of Delivery (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, NASDAQ or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Underwriter, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery, of the Shares on the terms and in the manner contemplated by this Agreement, the Registration Statement, the Time of Sale Information and the Prospectus; or (v) there shall have occurred any major disruption of settlements of securities, payment, or clearance services in the United States or any other country where such securities are listed.

12.Reliance and Notices. In all dealings hereunder, the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement made or given by the Underwriter.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter (or any of them) shall be delivered or sent by mail or facsimile transmission to you as Underwriter to Goldman, Sachs & Co., 200 West Street, New York, NY 10282-2198, Attention; Registration Department; and if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Secretary, and if to the Selling Stockholders shall be delivered, mailed or sent to their addresses set forth on Schedule I hereto. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
13.Successors. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company, the Selling Stockholders, and, to the extent provided in Sections 9 and 10 hereof, the affiliates, officers, directors, employees, members, managers and agents of the Company, the Selling Stockholders, and the affiliates, officers, directors and employees of the Underwriter and each person who controls the Company, the Selling Stockholders or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14.Timeliness. Time shall be of the essence in this Agreement.

15.Applicable Law and Trial by Jury. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in. accordance with the laws of the State of New York without regarding to its choice of law provisions. Each of the Selling Stockholders and the Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

16.Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding between or among the Underwriter and any of the Selling Stockholders arising out of or based upon this Agreement or the transactions contemplated hereby shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and the Underwriter and each of the Selling Stockholders irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding between or among the Underwriter and any of the Selling Stockholders brought in any such court. The Underwriter and each of the Selling Stockholders irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

17.Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

18.Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

CHARTER COMMUNICATIONS, INC.,

By: /s/ Richard R. Dykhouse

Name:	Richard R. Dykhouse

Title:	Senior Vice President, General Counsel
and Corporate Secretary

Accepted as of the date hereof

GOLDMAN, SACHS & CO.

By: /s/ Adam T. Greene

Name:	Adam T. Greene
Title: Vice President

AP CHARTER HOLDINGS (SUB II), LLC

By: /s/ Laurie Medley

Name:	Laurie Medley
Title: Vice President

RED BIRD, L.P.

By: Red Bird GP, Ltd.,
      its General Partner

By: Apollo SVF Management, L.P.,
      its Director

By: Apollo SVF Management GP, LLC,
      its General Partner

By: /s/ Laurie Medley
      Name: Laurie Medley
      Title: Vice President

BLUE BIRD, L.P.

By: Blue Bird GP, Ltd.,
      its General Partner

By: Apollo SVF Management, L.P.,
      its Director

By: Apollo SVF Management GP, LLC,
      its General Partner

By: /s/ Laurie Medley
      Name: Laurie Medley
      Title: Vice President

GREEN BIRD, L.P.

By: Green Bird GP, Ltd.,
      its General Partner

By: Apollo SVF Management, L.P.,
      its Director

By: Apollo SVF Management GP, LLC,
      its General Partner

By: /s/ Laurie Medley
      Name: Laurie Medley
      Title: Vice President

PERMAL APOLLO VALUE INVESTMENT FUND LTD.

By: Apollo SVF Management, L.P.,
Its Investment Adviser,

By: Apollo SVF Management, GP, LLC,
Its General Partner Adviser,

By: /s/ Laurie Medley
      Name: Laurie Medley
      Title: Vice President

Oaktree Opportunities Investments, L.P.

By:  Oaktree Fund GP, LLC,
Its  General Partner,

By:  Oaktree Fund GP I, L.P.,
Its  Managing Member,

By: /s/ Robert J. O'Leary
Name: Robert J. O'Leary
Title: Authorized Signatory

By: /s/ Edgar Lee
Name: Edgar lee
Title: Authorized Signatory

SCHEDULE I

Selling Stockholders	Number of Shares to be Sold
AP Charter Holdings (Sub II), LLC	5,927,433
Red Bird, L.P..	163,012
Blue Bird, L.P.	35,048
Green Bird, L.P.	32,886
Permal Apollo Value Investment Fund, Ltd.	8,288
Oaktree Opportunities Investments, L.P.	3,083,333
Total	9,250,000

Schedule I-1

SCHEDULE II

Underwriter	Number of Shares to be Purchased
Goldman, Sachs & Co.	9,250,000
Total	9,250,000

Schedule II-1

SCHEDULE III
Lockup Shares

Up to a maximum of 2,500,000 shares of Common Stock may be sold as follows:

Red Bird, L.P., AP Charter Holdings (Sub II), LLC, Blue Bird, L.P., Green Bird, L.P., Permal Apollo Value Investment Fund, Ltd. and their respective affiliates and related funds may sell up to 1,666,667 shares in the aggregate; and

Oaktree Investments Opportunities, L.P. and its affiliates and related funds may sell up to 833,333 in the aggregate.

Schedule III-1

ANNEX A

None.

Annex A-1

ANNEX B

The Selling Stockholders are selling 9,250,000 Shares of Common Stock.

The price at which the Underwriter purchased the Shares from the Selling Stockholders is $89.468 per share.

Annex B-1

ANNEX C
Form of Opinion of Kirkland & Ellis LLP

1.	Based solely upon our review of the Company Good Standing Certificate, the Company is a corporation existing and in good standing under the laws of the State of Delaware.

2.	The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

3.	The Securities have been duly authorized and validly issued and are fully paid and non-assessable.

4.
The terms of the capital stock of the Company, including the Securities, conforms in all material respects to the description thereof, contained in the Registration Statement, the Time of Sale Information and the Prospectus.

5.
The execution and delivery of the Underwriting Agreement by the Company does not and will not conflict with or constitute or result in a breach or default under (or an event which with notice or the passage of time or both would constitute a default under) or violation of any of, (i) the charter or by-laws of the Company, or (ii) any Specified Laws, provided that we express no opinion in this paragraph with respect to (a) any laws, rules or regulations to which the Company may be subject as a result of the Underwriter's legal or regulatory status or the involvement of the Underwriter in such transactions or (b) any laws, rules or regulations relating to misrepresentations or fraud, or (iii) the terms or provisions of any contract set forth on Exhibit A attached hereto (collectively, the “Specified Contracts”), it being expressly understood that in each case we express no opinion as to compliance with any financial covenant or test or cross-default provision in any Specified Contract. (The advice in this paragraph is referred to herein as the “No Conflicts Opinion”).

6.
No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under any Specified Law is required to be obtained by the Company with respect to the issuance and sale of the Securities and the performance by the Company of its obligations under the Underwriting Agreement. (The advice in this paragraph is referred to herein as the “No Consent Opinion”).

7.
The Registration Statement, as of March [●], 2013, and the Prospectus, as of its date, appeared on their faces to have complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, except that in each case we do not express any opinion as to any financial statements, financial and accounting data, or supporting schedules (or any notes to any such statements or schedules) or other financial information derived therefrom in (or omitted from) the Registration Statement or the Prospectus.

8.
The information included in the Registration Statement, the Time of Sale Information and in the Prospectus under the heading “Certain U.S. Federal Income Tax Considerations to Non-U.S. Holders” to the extent that it purports to summarize laws, governmental rules or regulations or documents referred to therein, is correct in all material respects.

9.	The Company is not and, immediately after the sale of the Securities to the Underwriter and application of the net proceeds therefrom as described in the Registration Statement, the Time of

Annex C-1

Sale Information and the Prospectus under the caption “Use of Proceeds,” will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

10.
To our knowledge, there are no legal or governmental proceedings that are pending against the Company or any of its subsidiaries or to which any property of the Company or any of its subsidiaries is subject that has caused us to conclude that such proceeding is required by Item 103 of Regulation S-K to be described in the Company's Annual Report on Form 10-K but is not so described in the Prospectus.

Based on the foregoing (relying as to matters of fact to the extent we deemed appropriate on statements of officers and other representatives of the Company), we advise you that nothing has come to our attention that has caused us to conclude that (a) the Registration Statement, as of the Time of Sale, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Time of Sale Information as of 6:30 p.m., New York City Time, on March 7, 2013 (the “Time of Sale”), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (c) the Prospectus as of the date it bears or on the date of this letter contained or contains an untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Annex C-2

ANNEX D

Form of Opinion of Davis Wright Tremaine LLP

1.    The issuance of the Shares and the compliance by the Company with all of the provisions of the Underwriting Agreement (the “Transaction Documents”), and the consummation of the transactions therein contemplated, do not and will not contravene the Cable Acts or any order, rule or regulation of the FCC, as they exist today, to which the Company, its Subsidiaries, or any of their property is subject; however, to the extent that any document purports to grant a security interest in licenses issued by the FCC, the FCC has taken the position that security interests in FCC licenses are not valid. To the extent that any party seeks to exercise control of an FCC license in the event of a default or for any other reason, it may be necessary to obtain prior FCC consent.

2.    To the best of our knowledge, no consent, approval, authorization or order of, or registration, qualification or filing with, the FCC is required under the Cable Acts or any order, rule or regulation of the FCC to which the Company or any of its property is subject and the compliance by the Company with all of the provisions of the Transaction Documents and the consummation of the transactions therein contemplated; however, to the extent that any document purports to grant a security interest in licenses issued by the FCC, the FCC has taken the position that security interests in FCC licenses are not valid. To the extent that any party seeks to exercise control of an FCC license in the event of a default or for any other reason, it may be necessary to obtain prior FCC consent.

3.    The statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Risk Factors”, under the subheading “Risks Related to Regulatory and Legislative Matters,” insofar as they constitute summaries of communications laws referred to therein, including the Cable Acts and the published rules, regulations and policies promulgated by the FCC thereunder, fairly summarize the matters described therein as of the date such statements were issued.

4.    To our knowledge based solely upon our review of publicly available records of the FCC and operational information provided by the Company's management, the Company and its subsidiaries hold all FCC licenses for Cable Antenna Relay Services necessary to conduct the business of the Company and its subsidiaries as currently conducted, except to the extent the failure to hold such FCC licenses, individually or in the aggregate, has not resulted in and could not be reasonably expected to result in a Material Adverse Effect.

5.    Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus and except with respect to rate regulation matters, and general rulemakings and similar matters relating generally to the cable television industry, to our knowledge, based solely upon our review of the publicly available records of the FCC and upon inquiry of the Company's management, during the time the cable systems of the Company has been owned by the Company: (A) there has been no adverse FCC judgment, order or decree issued by the FCC relating to the ongoing operations of the Company that, individually or in the aggregate, has resulted in or could reasonably be expected to result in a Material Adverse Effect; and (B) there are no actions, suits, proceedings, inquiries or investigations by or before the FCC pending or threatened against or specifically affecting the Company or any cable system of the Company that, individually or in the aggregate, has resulted in or could be reasonably expected to result in a Material Adverse Effect.

Annex D-1

ANNEX E

Form of Selling Stockholder Opinion

Form of Opinion of Wachtell, Lipton, Rosen & Katz

1.The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Delaware Selling Stockholder.

2.The sale of the Shares to be sold by the Selling Stockholders under the Underwriting Agreement and the compliance by such Selling Stockholders with all of the provisions of the Underwriting Agreement with respect to such Shares will not (a) in the case of the Delaware Selling Stockholder, violate such Delaware Selling Stockholder's organizational documents, (b) in the case of the Delaware Selling Stockholder, breach or result in a default under the Margin Loan Agreement, and (c) in the case of each Selling Stockholder violate Applicable Law or, to our knowledge, any judgment, order or decree of any Governmental Authority, other than in each of clauses (b) and (c) such breaches or violation that would not reasonably be expected to materially adversely affect such Selling Stockholder's ability to consummate the transactions contemplated by the Underwriting Agreement.

3.With respect to each Selling Stockholder no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority is required to be obtained or made by the Selling Stockholders for the consummation of the transactions contemplated by the Underwriting Agreement under any Applicable Law in connection with the Shares to be sold by such Selling Stockholders thereunder, except (a) such as may be required under the Securities Act or the Exchange Act or regulations thereunder, foreign or state securities or “Blue Sky” laws, in each case, in connection with the transactions contemplated thereby, or the rules and regulations of the Financial Industry Regulatory Authority, (b) such as will have been obtained or made on or prior to the Closing Date and (c) for such consents, approvals, authorizations, orders, filings, registrations or qualifications the failure of which to be obtained or made would not reasonably be expected to materially adversely affect such Selling Stockholder's ability to consummate the transactions contemplated by the Underwriting Agreement. For purposes of this letter, the term “Governmental Authorities” means any executive, legislative, judicial, administrative or regulatory body of the State of Delaware (with respect to limited liability company law matters only), the State of New York or the United States of America.

4.Upon (a) payment by the Underwriter for the Shares to be sold by the Selling Shareholders as provided in the Underwriting Agreement (which we assume constitutes “value” as such term is used in the Section 8-303 of the UCC), (b) the delivery of such Shares to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), (c) the registration of such Shares in the name of Cede or such other nominee and (d) the crediting of such Shares on the records of DTC to security accounts in the name of the Underwriter (assuming that the Underwriter does not have notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such Shares or any security entitlement in respect thereof), (i) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares and (ii) to the extent governed by Article 8 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Shares may be asserted against the Underwriter; it being understood that for purposes of this opinion, we have assumed that when such payment, delivery and crediting occur (x) such Shares will have been registered in the name of Cede or such other nominee as may be designated by DTC, in each case on the Company's share registry in accordance with its organizational documents and Applicable Law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account

Annex E-1

or accounts in the name of the Underwriter on the records of DTC will have been made pursuant to the UCC.

Annex E-2

ANNEX F

Form of Cayman Island Selling Stockholder Opinion

Form of Opinion of Walkers

1.
The Partnership is an exempted limited partnership duly formed, registered and validly existing under the laws of the Cayman Islands and is in good standing with the Registrar of Exempted Limited Partnerships in the Cayman Islands.

2.	Based solely upon our review of the Partnership Records (as defined in Schedule 1), the general partner of the Partnership is the Company.

3.
The Company is an exempted company duly incorporated with limited liability, validly existing under the laws of the Cayman Islands and is in good standing with the Registrar of Companies in the Cayman Islands.

4.
The Company has full corporate power and authority to execute and deliver the Document and to perform its obligations under the Document on its own account and as general partner of the Partnership, as provided in the Partnership Agreement (as defined in Schedule 1).

5.
The Document has been duly authorized and executed by the Company on its own account and/or as general partner of the Partnership (as the case may be) and when delivered by the Company in such capacities, will constitute the legal, valid and binding obligations of the Company and/or the Partnership (as the case may be) enforceable in accordance with its terms.

6.
The execution, delivery and performance of the Document by the Company, on its own account or as general partner of the Partnership (as the case may be) and the consummation of the transactions contemplated thereby and the compliance by the Company and the Partnership with the terms and provisions thereof do not:

(a)	contravene any law, public rule, order or regulation of the Cayman Islands applicable to the Company or the Partnership which is currently in force;

(b)	contravene the Memorandum and Articles of Association of the Company; or

(c)	contravene the Partnership Agreement.

7.	Neither:

(a)	the execution, delivery or performance of the Document by the Company, on its own account and as general partner of the Partnership (as the case may be); nor

(b)	the consummation or performance of any of the transactions contemplated thereby by the Company or the Partnership,

requires the consent or approval of, the giving of notice to, the making of any filing with, or the registration with, or the taking of any other action in respect of, any Cayman Islands governmental or judicial authority or agency.

Annex F-1

8.
The law chosen in the Document to govern its validity and interpretation would be upheld as a valid choice of law in any action on that Document in the courts of the Cayman Islands (the "Courts" and each a "Court").

9.
Save as set out in qualification 2 in Schedule 3, there are no stamp duties, income taxes, withholdings, levies, registration taxes, or other duties or similar taxes or charges now imposed, or which under the present laws of the Cayman Islands could in the future become imposed in connection with the enforcement or admissibility in evidence of the Document or on any payment to be made by the Company, the Partnership or any other person pursuant to the Document. The Cayman Islands currently have no form of income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

10.
None of the parties to the Document is or will be deemed to be resident, domiciled or carrying on business in the Cayman Islands by reason only of the execution, delivery, performance or enforcement of the Document.

11.
A judgment obtained in a foreign court (other than certain judgments of a superior court of any state of the Commonwealth of Australia) will be recognized and enforced in the Courts without any re-examination of the merits at common law, by an action commenced on the foreign judgment in the Grand Court of the Cayman Islands (the "Grand Court"), where the judgment:

(a)	is final and conclusive;

(b)	is one in respect of which the foreign court had jurisdiction over the defendant according to Cayman Islands conflict of law rules;

(c)
is either for a liquidated sum not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations or, in certain circumstances, for in personam non-money relief (following Bandone Sdn Bhd v Sol Properties Inc. [2008] CILR 301); and

(d)	was neither obtained in a manner, nor is of a kind enforcement of which is contrary to natural justice or the public policy of the Cayman Islands.

12.
It is not necessary under the laws of the Cayman Islands that the Document be registered or recorded in any public office or elsewhere in the Cayman Islands in order to ensure the validity or enforceability of the Document.

13.	It is not necessary under the laws of the Cayman Islands:

(a)	in order to enable any party to the Document to enforce their rights under the Document; or

(b)	solely by reason of the execution, delivery and performance of the Document,

that any party to the Document should be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands or any other political subdivision thereof.

14.
To the extent that the Document contains a provision pursuant to which the Company agrees for itself and/or as general partner of the Partnership to submit to the jurisdiction of the courts specified therein the Company and/or the Partnership has executed an effective submission to the jurisdiction of such courts in such capacities.

Annex F-2

15.
The Company and the Partnership are subject to civil and commercial law with respect to their obligations under the Document and neither the Company nor the Partnership nor any of their assets are entitled to immunity from suit or enforcement of a judgment on the grounds of sovereignty or otherwise in the Courts in proceedings against the Company or the Partnership in respect of any obligations under the Document, which obligations constitute private and commercial acts rather than governmental or public acts.

16.
Based solely upon our examination of the Register of Writs and other Originating Process of the Grand Court (the "Court Register") on [__] March 2013 (the "Search Date"), we confirm that, as at 9.00 am on the Search Date (the "Search Time"), there are no actions, suits or proceedings pending against the Company or the Partnership before the Grand Court and no steps have been, or are being, taken compulsorily to wind up the Company or to dissolve the Partnership.

17.	Based solely upon our examination of the minute books of the Company as at the time of our examination no resolution to wind up voluntarily the Company has been adopted by its members.

18.
Pursuant to the Exempted Limited Partnership Law (as amended) (the "Partnership Law"), the general partner(s) of the Partnership shall, in the event that the assets of the Partnership are inadequate, be liable for all debts and obligations of the Partnership. A successor or additional general partner of the Partnership will be liable as described above for all debts and obligations of the Partnership either existing at the time of its admission as a general partner or incurred during the period of its general partnership. A general partner which ceases to be a general partner of the Partnership will remain liable for all the debts and obligations of the Partnership for which it was liable as at the time of its retirement unless a valid release is given by the relevant creditors.

19.	There are no foreign exchange controls or foreign exchange regulations under the currently applicable laws of the Cayman Islands.

20.	Each of the parties to the Document has standing to bring an action or proceedings before the Courts for the enforcement of the Document.

Annex F-3

ANNEX G
Form of British Virgin Island Selling Stockholder Opinion

Form of Opinion of Walkers

1.
The Company is a company duly incorporated under the BVI Business Companies Act, 2004 (as amended) (the "BVI BCA") and validly exists as a BVI Business Company limited by shares in the British Virgin Islands. The Company is in good standing under the laws of the British Virgin Islands.

2.	The Company has full corporate power and authority to execute and deliver the Document and to perform its obligations under the Document.

3.	The Document has been duly authorized and executed and, when delivered by the Company, will constitute the legal, valid and binding obligations of the Company enforceable in accordance with its terms.

4.	The execution, delivery and performance of the Document, the consummation of the transactions contemplated thereby and the compliance by the Company with the terms and provisions thereof do not:

(a)	contravene any law, public rule, order or regulation of the British Virgin Islands applicable to the Company which is currently in force; or

(b)	contravene the Memorandum and Articles of Association of the Company.

5.	Neither:

(a)	the execution, delivery or performance of the Document by the Company; nor

(b)	the consummation or performance of any of the transactions contemplated thereby by the Company,

requires the consent or approval of, the giving of notice to, the making of any filing with, or the registration with, or the taking of any other action in respect of any British Virgin Islands governmental or judicial authority or agency.

6.
The law chosen in the Document to govern its validity and interpretation would be upheld as a valid choice of law in any action on the Document in the courts of the British Virgin Islands (the "Courts" and each a "Court").

7.
It is not necessary under the laws of the British Virgin Islands that the Document be registered or recorded in any public office or elsewhere in the British Virgin Islands in order to ensure the validity or enforceability of the Documents.

8.
Save as set out in qualification 7, there are no stamp duties, income taxes, corporate or capital gains taxes, withholdings, levies, registration taxes, estate duties, inheritance taxes or gift taxes or other duties or similar taxes or charges now imposed, or which under the present laws of the British Virgin Islands could in the future become imposed, in connection with the enforcement or admissibility in evidence of the Document or on any payment to be made by the Company or any other person pursuant to the Document.

Annex G-1

9.
None of the parties to the Document is or will be deemed to be resident, domiciled or carrying on business in the British Virgin Islands by reason only of the execution, delivery, performance or enforcement of the Document.

10.
Any final conclusive monetary judgment obtained against the Company in the High Court of England and Wales, Northern Ireland, or Court of Session in Scotland or any part of Her Majesty's dominions in respect of which an order has been made under section 6(1) of the Reciprocal Enforcement of Judgments Act, Cap 65, extending the operation of the said BVI BCA to that part of Her Majesty's dominion, in respect of the Document for a definite sum may be registered and enforced as a judgment of the Court under the Reciprocal Enforcement of Judgments Act provided that the following three conditions are fulfilled:

(a)	application must be made for registration of the judgment within twelve months of its date or such longer period as the Court may allow;

(b)	the Company must not be appealing or have the right and intention to appeal; and

(c)	the Court must consider it just and convenient in all circumstances of the case that the judgment be so enforced.

11.
Any monetary judgment obtained in a superior court of a part of the Commonwealth to which section 9 of the Foreign Judgments (Reciprocal Enforcement) Ordinance, Cap 27 applies may be registered and enforced in a Court provided:

(a)
the Governor of the British Virgin Islands is satisfied that reciprocal provisions have been made, or substantial reciprocity of treatment will be assured, with respect to the enforcement in that part of the Commonwealth of judgments given in the High Court of the British Virgin Islands (the "High Court");

(b)
application must be made for registration of the judgment within six years after the day of the judgment, or, where there has been proceedings by way of appeal against the judgment, after the date of the last judgment given in the appeal proceedings;

(c)	the judgment given by such court was final and conclusive (notwithstanding that an appeal may be pending or that it may be subject to an appeal);

(d)	the judgment is capable of being enforced by execution in the superior court of that part of the Commonwealth; and

(e)	the judgment was not in respect of penalties, taxes, charges, fines or similar fiscal revenue obligations of the Company.

12.
In the case of a final and conclusive judgment obtained in a court of a foreign country (with which no reciprocal arrangements exist or extend) for either a liquidated sum (not in respect of penalties or taxes or a fine or similar fiscal or revenue obligations), or in certain circumstances, for in personam non-money relief, such judgment will be recognized and enforced in the Court without any re-examination of the merits at common law, by an action commenced on the foreign judgment in the Court.

13.	With reference to paragraphs 10, 11 and 12 above, in each case, the Courts would enforce the relevant judgment, in the manner set out above, provided that:

Annex G-2

(a)	the judgment had not been wholly satisfied;

(b)
such court had jurisdiction in the matter and the Company either submitted to the jurisdiction of the foreign court or was resident or carrying on business within such jurisdiction and was duly served with process;

(c)	in obtaining judgment there was no fraud on the part of the person in whose favour judgment was given or on the part of a court;

(d)
recognition or enforcement of the judgment in the British Virgin Islands would not be contrary to public policy or for some other similar reason the judgment could not have been entertained by the Courts; and

(e)	the proceedings pursuant to which judgment was obtained were not contrary to natural justice.

14.	It is not necessary under the laws of the British Virgin Islands:

(a)	in order to enable any party to the Document to enforce their rights under the Document; or

(b)	solely by reason of the execution, delivery and performance of the Document,

that any party to the Document should be licensed, qualified or otherwise entitled to carry on business in the British Virgin Islands.

15.
The Company is subject to civil and commercial law with respect to its obligations under the Document and neither the Company nor any of its assets are entitled to immunity from suit or enforcement of a judgment on the grounds of sovereignty or otherwise in the Courts in proceedings against the Company in respect of any obligations under the Document, which obligations constitute private and commercial acts rather than governmental or public acts.

16.
Based solely on a search of the public records in respect of the Company maintained at the offices of the Registrar of Corporate Affairs (the "Registrar") in the British Virgin Islands on [__] March 2013 (the "Search Date") (which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search), a search of the Civil Cause Book of the High Court conducted on the Search Date (which would not reveal details of proceedings which have been filed but not actually entered in the Civil Cause Book at the time of our search) at 9.00 am (the "Search Time") on the Search Date there are no actions, suits or proceedings pending against the Company before the High Court and the said searches do not reveal any steps having been taken in the British Virgin Islands for the appointment of a receiver or liquidator to, or for the winding-up, dissolution, reconstruction or reorganization of the Company (to the extent that such steps would result in a filing with the Registrar or the High Court and such filing has been made), though it should be noted that the Civil Cause Book of the High Court and the public files maintained by the Registrar may not reveal whether an application for the appointment of a liquidator or a receiver has been presented to the Courts or whether a liquidator or a receiver has been appointed out of Court, or whether any out of court dissolution, reconstruction or reorganization of the Company has been commenced. The Civil Cause Book is not updated every day and it is not updated if third parties or noticed parties are added to or removed from the proceedings after their commencement.

Annex G-3

17.
Based solely upon our examination of the minute books of the Company as at the time of our examination no resolution voluntarily to wind up the Company has been adopted by its members or its Directors.

18.	There are no foreign exchange controls or foreign exchange regulations under the currently applicable laws of the British Virgin Islands.

19.	Each of the parties to the Document has standing to bring an action or proceedings before the Courts in the British Virgin Islands for the enforcement of the Document.

Annex G-4